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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in this Registration Statement
on Form S-3 (File No. 333-       ) of our report dated April 24, 1998, on our
audit of the financial statements of Essex Investment Management Company, Inc. We also consent to the reference to our firm under the caption "Experts."

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 1, 1999